Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF
Schedule of Investments
February 28, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 96.7%
Australia - 4.5%
34,417	Iris Energy Ltd. ADR (a)	$515,222

Canada - 25.2%
268,039	Bitfarms Ltd. (a)(b)	1,017,174
93,660	Digihost Technology, Inc. (a)(b)	327,348
706,710	DMG Blockchain Solutions, Inc. (a)	334,537
174,692	Hive Blockchain Technologies Ltd. (a)	358,343
135,787	Hut 8 Mining Corp. (a)	831,327
		2,868,729
Cayman Islands - 7.0%
83,989	Bit Digital, Inc. ADR (a)(b)	330,077
36,017	Galaxy Digital Holdings Ltd. (a)	469,713
		799,790
Republic of Korea - 4.0%
303	Samsung Electronics Co., Ltd. ADR	455,863

Taiwan - 3.7%
3,958	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	423,545

United Kingdom - 6.0%
723,802	Argo Blockchain PLC (a)	689,400

United States - 46.3%
4,152	Advanced Micro Devices, Inc. (a)	512,108
46,425	Cleanspark, Inc. (a)(b)	492,105
118,822	Core Scientific, Inc. (a)(b)	1,093,162
36,200	Greenidge Generation Holdings, Inc. (a)	346,796
41,431	Marathon Digital Holdings, Inc. (a)(b)	1,050,276
88,866	Mawson Infrastructure Group, Inc. (a)(b)	375,015
1,969	NVIDIA Corp.	480,141
29,689	Riot Blockchain, Inc. (a)(b)	511,541
35,893	Terawulf, Inc. (a)	419,230
		5,280,374
	TOTAL COMMON STOCKS (Cost $14,787,427)	11,032,923

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 35.1%
3,997,487	First American Government Obligations Fund - Class X, 0.03% (c)	3,997,487
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,997,487)	3,997,487

Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF
Schedule of Investments (Continued)
February 28, 2022 (Unaudited)

Shares		Value
MONEY MARKET FUNDS - 3.3%
376,520	First American Government Obligations Fund - Class X, 0.03% (c)	$376,520
	TOTAL MONEY MARKET FUNDS (Cost $376,520)	376,520

	TOTAL INVESTMENTS (Cost $19,161,434) - 135.1%	15,406,930
	Other Liabilities in Excess of Assets - (35.1%)	(4,000,613)
	TOTAL NET ASSETS - 100.0%	$11,406,317

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
PLC - Public Limited Company
(a)	Non-Income producing security.
(b)	This security or a portion of this security was out on loan as of February 28, 2022. Total loaned securities had a market value of $4,115,078 as of February 28, 2022.
(c)	Rate shown is the 7-day effective yield.

VIRIDI CLEANER ENERGY CRYPTO-MINING & SEMICONDUCTOR ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 28, 2022, the Fund did not hold “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of February 28, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF
Assets*
Common Stocks	$11,032,923	$-	$-	$11,032,923
Investments Purchased with Proceeds from Securities Lending	3,997,487	-	-	3,997,487
Money Market Funds	376,520	-	-	376,520
Total Investments in Securities	$15,406,930	$-	$-	$15,406,930

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended February 28, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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